UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2010

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 12, 2010, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2010. On August 12, 2010, the Company also posted an Earnings Webcast & Conference Call Presentation dated August 12, 2010 on the Company’s Investor Relations homepage at www.broadridge-ir.com. The press release and presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

On August 12, 2010, the Company posted key statistics of its Investor Communication Solutions and Securities Processing Solutions businesses for the fourth quarter and fiscal year ended June 30, 2010, included as Exhibit 99.3 hereto, on the Company’s Investor Relations homepage at www.broadridge-ir.com.

Item 7.01.	Regulation FD Disclosure.

On August 12, 2010, the Company issued a press release announcing that its Board of Directors authorized the repurchase of up to 10 million shares of the Company’s common stock. The share repurchases will be made in open market or privately negotiated transactions in compliance with applicable legal requirements and other factors.

On August 12, 2010, the Company posted the services definitions referenced in the Investor Communication Solutions statistics, included as Exhibit 99.4 hereto, on the Company’s Investor Relations homepage at www.broadridge-ir.com.

Copies of the press release, presentation, key statistics, and services definitions are being furnished as Exhibits 99.1, 99.2, 99.3, and 99.4 respectively, and are incorporated herein by reference. The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2, 99.3, and 99.4 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated August 12, 2010.

99.2	Earnings Webcast & Conference Call Presentation dated August 12, 2010.

99.3	Key Statistics for the fourth quarter and fiscal year ended June 30, 2010.

99.4	Investor Communication Solutions Segment-Services Definitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2010

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/S/ DAN SHELDON
Name:	Dan Sheldon
Title:	Vice President, Chief Financial Officer